Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant [ ]

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[ ]	Preliminary Proxy Statement	[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
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[ ]	Definitive Additional Materials
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PALMETTO REAL ESTATE TRUST
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PALMETTO REAL ESTATE TRUST
45 LIBERTY LANE
GREENVILLE, SC 29607

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
JUNE 5, 2003

TO: SHAREHOLDERS OF PALMETTO REAL ESTATE TRUST:

        NOTICE IS HEREBY GIVEN that the Annual meeting of the shareholders of Palmetto Real Estate Trust (hereinafter sometimes referred to as the "Trust") will be convened at the Poinsett Club, 807 East Washington Street, Greenville, South Carolina on Thursday, June 5, 2003 at 11:30 a.m., E.D.T., for the following purposes:

        (1)  To elect nine (9) Trustees for the governing body of the Trust until the next Annual Meeting or until their successors are duly elected and qualified in accordance with the provisions of the Trust.

        (2)  Appointment of certified public accountants for fiscal year 2003 in accordance with information presented at the meeting.

        (3)  To transact such further business as may properly come before the meeting or any adjournment thereof.

        NOTICE IS FURTHER GIVEN that the Board of Trustees has fixed the close of business on May 1, 2003 as the record date for the determination of shareholders who are entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof.

        You are cordially invited to attend the Annual Meeting in person. In the event you are unable to do so, it would be appreciated if you would sign and return the enclosed form of Proxy in the accompanying envelope which requires no postage if mailed in the United States.

By Order of the Board of Trustees,

/s/ Melvin K. Younts
Melvin K. Younts, Secretary
May 10, 2003

IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. PLEASE SIGN AND RETURN YOUR PROXY PROMPTLY.

SHAREHOLDERS MAY REVOKE A PROXY UPON DELIVERY TO THE SECRETARY OF THE COMPANY OF A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE OR BY ATTENDING THE ANNUAL MEETING OF SHAREHOLDERS AND VOTING IN PERSON.

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PALMETTO REAL ESTATE TRUST
45 LIBERTY LANE
GREENVILLE, SC 29607

PROXY STATEMENT

        This Proxy Statement is furnished to the shareholders of Palmetto Real Estate Trust (the Trust) in connection with the solicitation of proxies for the Annual Meeting of shareholders to be held at the Poinsett Club, 807 East Washington Street, Greenville, South Carolina on Thursday, June 5, 2003, at 11:30 a.m., E.D.T.

SOLICITATION AND REVOCATION OF PROXY

        The Proxy accompanying this Proxy Statement is SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST for use at such annual meeting of shareholders or any adjournment or adjournments thereof. The Trust does not intend to solicit proxies otherwise than by use of the mails, but certain officers and regular employees of the Trust or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.

        The shares represented by the accompanying proxy will be voted if the proxy is properly signed and received by the Trust prior to the time of the annual meeting. Where specific instruction is given on any proxy to vote on any matter to come before the meeting, the proxy will be voted in accordance with such instructions. If no such instruction is given, the proxy will be voted "FOR" the eight nominees to the Board of Trustees named herein, the independent auditors and any other discretionary matter which lawfully comes before the meeting. Any such proxy submitted hereunder shall be subject to revocation at the option of the person executing the same by written notification to the Secretary at any time prior to exercise, and the voting thereof shall be suspended if the person giving the same attends the meeting and elects to vote in person. Any proxy granted may also be revoked by the shareholder later granting a subsequently dated proxy to any other person entitled to vote at the meeting.

PROXY SOLICITATION COST

        The expense in connection with the solicitation of proxies, including the cost of preparing, assembling and mailing this Proxy Statement and the related material, will be borne by the Trust.

VOTING RIGHTS

        Pursuant to the provisions of the governing instrument of the Trust (the Declaration of Trust), the Trustees have fixed April 30, 2003 as the record date for the determination of shareholders entitled to receive notice of, and to vote at the annual

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meeting. Only shareholders of record at the close of business on that date will be entitled to such notice and to vote at said meeting.

        The voting securities of the Trust outstanding at the close of business on April 30, 2003 consisted of 1,770,006 shares of Beneficial Interest with par value of $1.00 per share, each of which is entitled to one vote. The presence, in person or by proxy of the holders of thirty (30%) percent of the shares entitled to vote at said meeting is necessary for a quorum. As of April 30, 2003, the Trust held in possession 57,272 treasury shares not included in the above total indicated as issued and outstanding. The treasury stock is not voting stock.

        In accordance with Section 2.2 of the Declaration of Trust, all shareholders have an absolute right of cumulative voting at the time of election of Trustees. Other than marking the ballot accordingly in order that same can be properly verified by the vote counter, upon compliance with the provisions of Section 2.2, a shareholder who desires to cumulate votes by utilizing the proxy shall conspicuously indicate his intention on the proxy form and attach a brief explanation as to exactly how he wishes his vote cast so that the proxy committee can vote same at the annual meeting. Additionally, if a shareholder votes "FOR" and grants discretionary authority on the proxy form, the proxyholder, including any present member of the Board of Trustees, is entitled to cumulate votes for the nominees of his choice by following the procedure outlined herein.

        Section 2.2 requires that each shareholder entitled to vote at an annual meeting of shareholders for the election of Trustees shall have the right to cumulate his votes either (1) by giving to one candidate as many votes as shall equal the number of Trustees who are to be elected multiplied by the number of shares owned by such shareholder, or (2) by distributing his votes on the same principle among any number of candidates. The candidates receiving the highest number of votes up to the number of Trustees to be elected shall be elected. A shareholder who intends to vote his shares cumulatively for Trustees as provided above shall either (1) give written notice of such intention to the Chairman or Secretary of the Trust not less than forty-eight (48) hours before the time fixed for the meeting, or (2) announce his intention at such meeting before the voting for Trustees shall commence; upon notice given either way, all shareholders are entitled to cumulate their votes. If a shareholder intending to cumulate his vote gives notice at the meeting, the person presiding may, or if requested by any shareholder, recess the meeting for a period not to exceed two hours.

PRINCIPAL SHAREHOLDERS

        In accordance with Securities and Exchange Commission regulations, the Trust must disclose the principal shareholders of the Trust, which is defined as any shareholder who owns beneficially (5%) percent or more of the outstanding voting shares of beneficial interest which is the only class of stock outstanding. As of April 30, 2003,

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there were three such shareholders whose beneficial ownership of stock is summarized as follows:

NAME	SHARES BENEFICIALLY OWNED	PERCENTAGE

Melvin K. Younts Fountain Inn, SC	254,930	14.4%

Billy B. Huskey Greenville, SC	203,000	11.5%

Ted D. Smith Greenville, SC	100,000	5.6%

        The above shareholders have both the sole voting and investment power with regard to all shares beneficially owned. Melvin K. Younts is at present a Trustee of the Trust, and furthermore, is a nominee to be re-elected as a Trustee of the Trust for the coming fiscal year. There are no "control person(s)", either Trustee or shareholder, connected with the Trust as defined under the Securities Act of 1933; Regulation C, Rule 405 (F).

OWNERSHIP OF MANAGEMENT

        The contracted Manager, Ted LeCroy, owns 1,094 shares of common stock registered in the name of Ted and Tara B. LeCroy, joint tenants, and 251 shares in the name of LeCroy and Company.

ANNUAL REPORT

        The Annual Report of the Trust for the year 2002 with comparisons to 2001, including financial statements, is mailed simultaneously to the shareholder. No part of such Annual Report shall be regarded as proxy soliciting material or as a communication by means of which any solicitation is being or is to be made.

ELECTION OF TRUSTEES

        The governing By-Laws and Declaration of Trust provide for the number on the Board of Trustees to be determined by the Trustees. The original Trustees of the Declaration of Trust numbered ten (10) but the Trustees unanimously agreed to increase that number to twelve (12) during the year 1976. The Trustees unanimously agreed to decrease the number to eleven (11) during 1977, and unanimously agreed to continue to elect eleven (11) Trustees. During the first part of 1991, the Trustees unanimously agreed to reduce the Board of Trustees to nine (9). During 1992, the Trustees unanimously agreed to reduce the Board of Trustees to seven (7). Seven (7) Trustees were elected at the Annual Meeting of Shareholders in 1993. At the annual Trustees

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meeting in 1993, the number of Trustees was increased by unanimous vote to eight (8) and at the annual meeting of Trustees in 2002, the number of Trustees was unanimously increased to nine (9).

The term of office of the nine (9) Trustees presently serving the Trust shall expire on the date of the Annual Meeting and their successors shall be duly elected at the Annual Meeting to serve until the next meeting or until their sucessors shall be duly elected and qualified.

BOARD OF TRUSTEE AFFILIATIONS

        Melvin K. Younts is a partner of Younts, Alford, Brown & Goodson, Attorneys, who serve as legal counsel for the Trust.

NOMINEES FOR TRUSTEES

        The names of the Trustees are listed opposite for whom the proxy solicited will be voted unless such authority is withheld. The following table sets forth the name, age, office held, year elected, number of shares beneficially owned, the percentage of total shares outstanding beneficially owned, and their principal occupation.

        Each nominee for Trustee has indicated that he is willing and able to serve as a Trustee if elected. However, if any nominee should become unable to serve or will not serve, the persons named on the enclosed proxy card will vote for such other nominees and substitute nominees as designated by the Board of Directors.

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NOMINEES AND		OFFICE	YEAR	SHARES BENEFICIALLY
TRUSTEES	AGE	HELD	ELECTED	OWNED	PERCENTAGE	PRINCIPLE OCCUPATION
Melvin K. Younts Fountain Inn, SC	73	Secretary	1971	254,930	14.4%	Partner-Younts, Alford, Brown and Goodson, Attorneys Fountain Inn, SC

James A. Boling Greenville, SC	77	Chairman	1971	100.001%		Retired Agent-State Farm Ins. Co. Greenville, SC

Williams J. Ables Greenville, SC	80	President	1988	41,868	2.4%	Retired Dist. Sales Manager State Farm Insurance Company Greenville, SC

S. Hunter Howard, Jr. Columbia, SC	49		1988	54,541	3.1%	Pres. & Chief Ex. Officer-South Carolina Chamber of Commerce Columbia, SC

Billy B. Huskey Greenville, SC	76		1998	203,000	11.5%	President Huskey Construction Co. Greenville, SC

R. Riggie Ridgeway Easley, SC	57		1993	500.001%		President The Peoples National Bank Easley, SC

S.Hunter Howard, Sr. Fountain Inn, SC	77	Vice- President	1998	20,000	1.1%	Retired Summary Court Judge Greenville County, SC

C. Laney Younts Simpsonville, SC	38		1990	31,714	1.8%	Pres.-Younts Properties, Inc. First State Mortgage Bankers Simpsonville, SC

B. A. Franks Salem, SC	68	Treasurer	2002	25,540	1.4%	Retired Manager Palmetto Real Estate Trust Greenville SC

NOTES: 1. All Nominees have the sole voting and investment power with regard to all shares beneficially owned.

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EXECUTIVE COMMITTEE

        The Executive Committee consists of five (5) members of the Board of Trustees. The Executive Committee is elected by the Board of Trustees who has in the past elected the Chairman, President, Vice-President Secretary and Treasurer to act as the Executive Committee. This committee acts on all matters necessary for the benefit of the Trust in the absence of the full Board. It conducts all the necessary functions in matters needed for maintaining and generating the business of the Trust. The Executive Committee meets more often than the Board of Trustees. These meetings are recorded and the minutes transcribed and sent to each Trustee.

        The Executive Committee also makes nominations to serve on the Board of Trustees prior to each annual meeting in order that the nominees can be listed on the Proxy Solicitation statement.

AUDIT COMMITTEE

        The Board of Trustees also elects an Audit Committee to oversee the financial matters of the Trust. This committee consisted of Hunter Howard, Jr., and James A. Boling during the year 2002. This committee is responsible for reviewing and overseeing all the financial information and reports of the Trust. Furthermore, this committee makes financial recommendations and implements the financial recommendations by the Board of Trustees. During 2002 the Committee met one time.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF TRUSTEES

        The audit committee of the Board of Trustees is responsible for providing independent oversight of the Trust's accounting functions and internal controls. Management is responsible for the Trust's internal controls and financial reporting process. The independent accounts are responsible for performing an independent audit of the Trust's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The audit committee's responsibility is to monitor and oversee these processes.

        In connection with these responsibilities, the audit committee has reviewed the audited financial statements for the year ended December 31, 2002 and has discussed the audited financial statements with management. The audit committee has also discussed with Crisp Hughes Evans LLP, our independent accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 - Codification of Statements on Auditing Standards (having to do with accounting methods used in the financial statements). The audit committee has received written disclosures and the letter from Crisp Hughes Evans LLP required by Independence Standards Board Standard No.1 (having to do with matters that could affect the auditor's independence), and has discussed with Crisp Hughes Evans LLP the accountants' independence. Based on this,

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the audit committee recommended to the board that the audited financial statements be included in Palmetto Real Estate Trust's SEC Form 10-K for the fiscal year ended December 31, 2002 for the filing with the SEC.

COMPENSATION COMMITTEE

        During 2002, a Compensation Committee was appointed to meet after the audit is complete and report to the Executive Committee in April of each year. This committee is composed of Hunter Howard, Jr., Chairman, Billy Huskey and Laney Younts.

REMUNERATION

        During the fiscal year ended December 31, 2002, a total of $16,500.00 was received by the Trustees for the Trustee Meetings, Executive Committee Meetings and Audit Committee Meetings held during 2002. Trustees are paid on the basis of Three Hundred Dollars ($300.00) per meeting attended or as any designated and authorized service directed by the Trustees involving a part of, or, an entire day. The Executive Committee consisting of Officers of the Trust receive One Hundred Dollars ($100.00) per month for services and expenses in addition to Trustee compensation as above stated. There was no other compensation paid any Trustee for service in such capacity. In addition to the above remuneration received by the Trustees, as stated above, Billy A. Franks received, as independent contractor, $16,900.00 in 2002 as a fee for acting as Managing Agent for the Trust from January 1, 2002 through May 31, 2002 and Ted LeCroy received, as independent contractor, $15,500.00 for acting as Managing Agent from June 1, 2002 to December 31, 2002. There was no compensation or remuneration paid to any officer of the Trust for services rendered during the fiscal year except the law firm of Younts, Alford, Brown & Goodson, of which Melvin K. Younts is a partner. The sum of $2,573.00 was paid to this firm for legal services rendered. All Trustees attended at least 75% of the Trustee and Committee Meetings held during 2002. Trustees were not paid any other expense during 2002.

INDEPENDENT ACCOUNTANTS

        The firm of Crisp Hughes Evans LLP, was elected at the 2002 Annual Shareholders Meeting as the independent accountants for the Trust. Representatives of this firm are expected to be present at the Annual Meeting of Shareholders and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions raised orally at the meeting. There were no substantial non-audit fees paid to Crisp Hughes Evans LLP, during the fiscal year 2002, the fees being for the quarterly and annual reports and income tax returns. The only non-audit fees paid were for preparation of corporate tax returns, 10-K's, 10-Q's and the fees amounted to less than one third (1/3) of the total fees. The total fees paid to Crisp Hughes Evans LLP during 2002 were $31,620.00.

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STOCK OPTIONS - RETIREMENT

        There are no stock options or retirement plans involving the Trust or benefiting any Trustee, Officer, Director, or employee of the Trust.

TRANSACTIONS WITH TRUSTEES

        During the fiscal year ended December 31, 2002, there have been no other transactions with any of the Trustees or their families on any matters of acquisitions, sales or otherwise, than those listed in the above paragraph.

PERFORMANCE

        The following information compares the Trust profits and dividends for the past five (5) years:

YEAR	NET EARNINGS	DIVIDENDS PAID
1998	.282	.2625
1999	.338	.2925
2000	.450	.3580
2001	.380	.3985
2002	.510	.4125

        The shares of the Trust are not listed on any stock exchange. The shares are considered to be over the counter trades. However, there were not any known over the counter transactions during 2002. In the past, shareholders have notified the Trust office of a desire to sell and purchasers have been located to acquire the stock offered for sale. The price has been determined between the parties. The sell price of shares for the past five (5) years, to the knowledge of the Trust office has been to-wit:

YEAR	PRICE
1998	$2.75
1999	$3.00
2000	$3.00
2001	$3.25
2002	$3.25

PROPOSAL OF SHAREHOLDERS

        If any shareholder has a proposal which they desire to have included for consideration at the next annual meeting to be held in May or June of 2004, the said shareholder must submit the proposal in writing to the Board of Trustees no later than January 30, 2004.

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SHAREHOLDER PROPOSALS

        There are no proposals filed by a shareholder for consideration at the annual meeting.

OTHER MATTERS

        As of the date of this Proxy Statement, the Trustees know of no business other than the election of nine (9) Trustees and the appointment of the auditor at the annual meeting. If other business is properly presented for action at said meeting, the proxies with respect hereto will be voted in accordance with the discretion of the proxyholders.

May 9, 2003                                                                               By Order of the Board of Directors

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

        A COPY OF THE ANNUAL REPORT OF THE TRUST IS BEING MAILED AND SUPPLIED SIMULTANEOUSLY WITH THIS PROXY STATEMENT. UPON WRITTEN REQUEST, THE TRUST WILL PROVIDE TO ANY SHAREHOLDER WITHOUT CHARGE A COPY OF THE REMAINDER OF THE FINANCIAL STATEMENTS AND INFORMATION CONTAINED IN FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE REQUEST SHOULD BE ADDRESSED TO: PALMETTO REAL ESTATE TRUST, 45 LIBERTY LANE, GREENVILLE, SOUTH CAROLINA 29607.

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TRUSTEES

William J. Ables
James A. Boling
Bill Franks
Billy B. Huskey
S. Hunter Howard, Sr.
S. Hunter Howard, Jr.
R. Riggie Ridgeway
C. Laney Younts
Melvin K. Younts

OFFICERS

James A. Boling, Chairman
William J. Ables, President
S. Hunter Howard, Sr., Vice President
Melvin K. Younts, Secretary
Bill Franks, Treasurer

AUDITORS

Crisp Hughes Evans LLP P. O. Box 25849 Greenville, SC 29616

ATTORNEYS

Younts, Alford, Brown & Goodson P. O. Box 566 Fountain Inn, SC 29644

TRANSFER AGENT

Palmetto Real Estate Trust

INDEPENDENT MANAGING CONTRACTOR

Ted LeCroy

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PALMETTO REAL ESTATE TRUST
45 LIBERTY LANE
GREENVILLE, S. C. 29607

PROXY FOR ANNUAL MEETING
JUNE 5, 2003

        The undersigned, revoking all previous proxies, appoints Hunter Howard, Jr., Trustee, and Melvin K. Younts, Secretary-Treasurer, or either of them or their attorneys and agents with power of substitution in each of them for and in behalf of the undersigned, to vote as proxy at the Annual Meeting of the shareholders of Palmetto Real Estate Trust, to be held at the Poinsett Club, 807 East Washington Street, Greenville, South Carolina on Thursday, June 5, 2003 at 11:30 A.M., E.D.T., and at any adjournment thereof, according to the number of shares that the undersigned would be entitled to vote if then personally present upon election of Trustees, and any other proposals and matters to come before the meeting; the undersigned agrees that the said proxies and each of them may vote in accordance with their discretion on all matters which may legally come before the meeting unless authority is withheld below.

ELECTION OF PROPOSED TRUSTEES

Melvin K. Younts	( ) For	( ) Authority Withheld

James A. Boling	( ) For	( ) Authority Withheld

William J. Ables	( ) For	( ) Authority Withheld

Hunter Howard, Jr.	( ) For	( ) Authority Withheld

R. Riggie Ridgeway	( ) For	( ) Authority Withheld

Billy B. Huskey	( ) For	( ) Authority Withheld

S. Hunter Howard, Sr.	( ) For	( ) Authority Withheld

C. Laney Younts	( ) For	( ) Authority Withheld

B. A. Franks	( ) For	( ) Authority Withheld

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APPOINTMENT OF CERTIFIED PUBLIC ACCOUNTANTS FOR FISCAL YEAR 2003 IN ACCORDANCE WITH INFORMATION PRESENTED AT THE MEETING.

IT IS UNDERSTOOD THAT UPON THIS PROXY BEING SIGNED AND RETURNED TO THE TRUST WITHOUT INSTRUCTIONS AS TO THE ELECTION OF PROPOSED TRUSTEES AND INDEPENDENT AUDITORS, THAT IT WILL BE VOTED FOR THE NOMINEES FOR TRUSTEES AND AUDITORS AS CONTAINED IN THE PROXY STATEMENT. FURTHERMORE, IT IS UNDERSTOOD THAT THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS WHICH MAY LAWFULLY COME BEFORE THE MEETING AND WHICH ARE NOT KNOWN OR DETERMINED AT THE TIME OF MAILING OF THE NOTICE OF THE MEETING TO THE UNDERSIGNED.

DATE	SIGN EXACTLY AS NAME PRINTED HEREON

RETURN OF THIS PROXY BEFORE JUNE 5, 2003 IS SOLICITED BY
BOARD OF TRUSTEES

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